Exhibit 99.1

[ENOVIX LOGO] [GRAPHIC] Letter to Our Shareholders August 2021 Q2 2021

Dear Shareholders, We are excited to share our progress with you in our first quarterly shareholder letter as a public company. Last month, we completed our business combination with Rodgers Silicon Valley Acquisition Corp. (RSVAC) and our listing on Nasdaq (ENVX). This transaction brought in gross proceeds of approximately $405 million ($230 million from RSVAC’s trust account and $175 million from a concurrent PIPE offering) and net proceeds of $382 million. We plan to use these funds to scale-up two advanced Lithium-ion battery cell production facilities to meet the demands of our world-class customers. We welcome our new shareholders and look forward to sharing our progress in the quarters and years ahead. We are committed to creating the first facility in the world to be capable of volume production of advanced Lithium-ion batteries with a 100% active silicon anode using a 3D cell architecture. During the quarter, the U.S Department of Energy released the “National Blueprint for Lithium Batteries 2021-2030.” According to the report “[m]aintaining and expanding lithium cell and battery manufacturing capability here in the U.S. — as well as in allied and partner countries — is critical to U.S. national security and is essential to developing resilient defense supply chains not under threat from near-peer adversaries.” We believe Enovix is well positioned to meet these needs with our U.S-based manufacturing footprint. During the quarter, we were able to take receipt of the key equipment for our first production line at our Fab-1 facility in Fremont, California, despite the current global supply chain disruptions. This required a heroic effort on the part of our team, including a crucial decision to charter an Antonov An-124, one of the world’s largest cargo planes, to fly over 60 tons of manufacturing equipment from Asia to San Francisco International Airport. We believe that this decision may have avoided delays of up to three months in the buildout of our Fremont production facility. Going the extra mile to stay on schedule has been extremely well-received by our customers, who are counting on us to deliver batteries with record energy densities. On that note, we shipped final technology qualification samples from our pilot production line to key customers during the quarter. These samples represent the final configuration of the battery we have designed for these customers and met the product requirements that permitted us to move to the next stage of qualification. In the fourth quarter of 2021, we plan to ship production qualification samples from the production line in Fremont. These are important steps ahead of our expectation of beginning production in Q1 2022 and achieving first product revenue in Q2 2022. We are excited about our recent contract award announcement to demonstrate our batteries for the U.S. Army in conjunction with Inventus Power. We believe that the total U.S. wearable military battery market is approximately $350 million annually based on currently established military programs. Supporting our factory scale-up, we are currently experiencing robust demand for our advanced batteries. The potential value of a full year of production from our design wins and active designs reached $292 million at the end of the second quarter, which exceeds the anticipated revenue capacity of Fab-1. We are accelerating efforts throughout the company to scale including: 1) Talent acquisition, hiring, and training 2) Factory capacity 3) Design capacity 4) Investments in intellectual property 5) Creating a global footprint to support our customers 2 Letter to Our Shareholders Q2 2021 [ENOVIX LOGO]

Scorecard As we evolve from a company focused predominantly on R&D to a company capable of volume production and commercialization, we believe shareholders should evaluate our progress across five key areas: 1. Technology & Products We shipped technology qualification samples to customers in the quarter, which is an important step on our way to delivering batteries in the EX-1 node from our automated production line at Fab-1 in Fremont. Additionally, we have met key battery performance specifications for two of our lead customers. These include metrics such as energy density, cycle life at multiple temperatures, swelling, calendar life, and capacity. 2. Manufacturing and Scale-Up In the quarter we were able to install and begin qualifying our first production line at our headquarters in Fremont. This line includes a combination of Enovix-designed proprietary equipment from tier one U.S.- based factory automation vendors as well as standard battery industry production equipment. This equipment incorporates our proprietary laser patterning, stacking, and constraining processes that uniquely manage the expansion of a 100% active silicon anode, replacing the traditional winding processes found in conventional Li-ion cell manufacturing. With the equipment for Line 1 installed, our factory is now undergoing qualification. The first step in this process is a site acceptance test to confirm the individual pieces of equipment are meeting performance requirements. This follows factory acceptance testing already performed at the vendor’s facility before taking delivery. The second step is a characterization process, or tool and process bring-up. This is a rigorous phase gate process developed and effectively used by several of our strategic partners and members of our management team to successfully scale up multiple high- volume production factories. To lead this effort, we have added Boris Bastien as Vice President of Operations to our executive management team. Bastien’s most recent position was General Manager of SunPower’s Fab4 in the Philippines. Category Milestone 1. Technology and Products EX-1: 900 Wh/L energy density 2022 EX-2: 1,030 Wh/L energy density 2023 EX-3: 1,255 Wh/L energy density 2025 2. Manufacturing and Scale-Up Fab-1: First revenue Q2 2022 Fab-2: First revenue Q2 2023 3. Commercialization Progress funnel to revenue 4. Market Expansion Broaden end market applications 5. Financials $1 billion+ annualized revenue by Q425 with 50% GM and 30% EBIT Enovix equipment being unloaded from the Antonov cargo plane at SFO 3 Letter to Our Shareholders Q2 2021 [ENOVIX LOGO]

3. Commercialization We are seeing robust customer demand across multiple end markets. Our revenue funnel reached $1.17 billion at the end of Q2 2021. The funnel metric comprises the potential value of a full production year for all projects across three stages: 1) engaged opportunities; 2) active designs; and 3) design wins. Within the funnel, active designs and design wins reached $292 million. We are gratified by this level of endorsement, considering that it is occurring before Fab-1 is even in production. In addition, we announced today that we have signed a Master Purchase Agreement and a Cooperation Agreement with a California-based technology leader focused initially on the wearable device space. Under terms of the agreements, Enovix will receive a manufacturing capacity reservation fee and pre-payments totaling $3.5 million over the next 12 months. The total agreements are valued at up to $20 million with commercialization scheduled to begin in 2025. Last, we have added to our marketing organization and today are launching a new campaign – “Just in Time for the Future” that emphasizes the powerful role our batteries can play in enabling innovations across multiple industries. 4. Market Expansion We recently announced a contract to demonstrate our batteries for the U.S. Army in conjunction with Inventus Power. The Defense market is a great fit for Enovix on several levels: 1) A secure domestic source of supply is valued. 2) Soldiers need smaller and lighter batteries given that today they carry more than 60 pounds of gear, of which 15 pounds are batteries. 3) It is a market that prioritizes safety and product robustness and has rigorous testing standards. We also continued our efforts during the quarter to demonstrate the applicability of our technology for EVs. We commissioned a study by a team of industry leading battery module designers to evaluate the advantages of our cell design for an EV module. The study confirmed the potential advantages Enovix brings to that market in the form of: 1) Higher energy density. 2) Excellent thermal properties, enabling fast charge advantages 3) Reduced module form factor and simpler, smaller electrical and thermal management sub-systems. We look forward to addressing this market with our unique cell architecture in the years ahead. 5. Financials We remain on track to deliver our first product revenue in 2022 and scale up in the years thereafter. Based on the strength of our revenue funnel, we see a favorable demand picture supporting our goal to exit 2025 with over $1 billion of annualized revenue. It is also worth noting that our recent agreement with a wearable device customer confirmed our pricing model and the value of our energy density advantages. Engaged Opportunities Engaged customer has determined that our battery is applicable to their product and is evaluating our technology. $881M $292M Active Designs + Design Wins Active Design: Customer completed technology evaluation; identified end-product; begun design work Design Win: Customer has funded a custom battery design or qualification of standard battery for a formally approved product that will use an Enovix 3D cell. $1.17B Revenue Funnel Value of Full Production Year for all Projects 4 | Letter to Our Shareholders Q2 2021 [CHART] [ENOVIX LOGO]

Company Strategy Our accomplishments in the second quarter moved us closer to delivering batteries with record energy densities for industry-leading customers in mobile electronics in 2022 We are targeting this market initially for several reasons: 1) Product designers demand high energy densities, which allow them to add features, functionality and create new form factors. 2) Batteries often make up a small fraction of the cost of the device, which speeds adoption in premium products. 3) Consumer electronics design cycles and qualification cycles are significantly shorter than in other applications such as automotive, thus enabling us to quickly get to volume production and revenue. Our near-term focus is on the following market applications: wearables (smartwatches, AR/VR and headsets), computing and mobile communications. We estimate the total addressable market for Lithium- ion batteries in these markets to be $13 billion by 2025. We are actively sampling to potential customers across all three of these markets and have design wins in each. We believe this strategy will allow Enovix to deliver energy densities years ahead of the competition and provide a meaningful head start to reach scale and benefit from manufacturing learning curves. In wearables, we are seeing a trend toward more feature- packed smartwatches, particularly to enable health and fitness monitoring. With each sensor that is added to track a physiological trait, there is a corresponding need for more energy. In addition, product designers want to make devices more “invisible” to the end user, which means smaller and lighter form factors. Our batteries enable these features. As a result, we are engaged with multiple leading brands and several exciting new entrants. We also have multiple potential customers targeting our batteries for Augmented Reality (AR) devices. This is a nascent category today, but several leading brands in consumer electronics, software and social media are investing significant resources in what they believe is the next mass market computing platform, following the PC and the smartphone. In computing, there is a push in the industry led by our early investor Intel for laptop PCs to have “always-on” capability with all-day battery life. We believe we are well positioned to support this vision with our products and are seeing strong interest from leading laptop OEMs. These OEMs are well-represented in our revenue funnel. In mobile communications, OEMs want to increase the utilization of 5G radios and AI processing on the edge. These features place tremendous strain on device power budgets, driving strong interest in our batteries in this category. We also target enterprise class devices such as handheld devices used in retail, and land mobile radios (LMR) which often need to remain charged for multiple first responder shifts. These devices are also increasingly taking on the complex features of a modern smartphone, with similar high-power needs. Our company is well-positioned to satisfy these demands and we have multiple active engagements across this category within our funnel. We believe our focus on these initial categories will prepare us to address the electric vehicle (EV) battery opportunity by 2025. Scaling production is no small task and requires continuous improvement in throughput and yield. We believe becoming a profitable high-volume manufacturer of mobile electronics batteries de-risks our entry into the EV space. In parallel, we are actively carrying out multiple projects to address the EV market. This includes sampling batteries to Auto OEMs and work on our three-year grant with the U.S. Department of Energy to develop batteries featuring our silicon anode paired with EV-class cathode materials. 5 Letter to Our Shareholders Q2 2021 [ENOVIX LOGO]

Outlook Enovix expects to make meaningful progress toward our goal of starting production in Q1 2022 with product revenue in Q2 2022. With the proceeds from the SPAC merger and associated PIPE offering, we are well-capitalized and remain on track to fund our plan. For full-year 2021 we expect to use between $110 million and $120 million of free cash flow with roughly half coming from capital expenditures, as we accelerate efforts to scale across multiple areas, including: 1) Talent acquisition and hiring. We have added 55 employees since the beginning of the year to bring our total to 184 as of June 30, 2021. In addition, we have supplemented our team with 62 contractors and temporary employees to assist in the bring up of Fab-1. 2) Factory capacity. We are investing to support the capacity ramp of Fab-1 including accelerating purchases and delivery of certain equipment in response to extended lead times in the supply chain.. 3) Design capacity. We are increasing our capacity for new designs and custom cell development in response to increasing demand and an expanding customer base. 4) Investments in intellectual property. We are significantly expanding and accelerating our patent portfolio efforts to further protect our unique 3D architecture globally. 5) Creating a global footprint to support our customers. We are building out infrastructure to support a global customer base, including sales and customer support. Summary Our work in this first half of 2021 has been productive, and we have positioned our company to begin volume production of advanced Li-Ion batteries for delivery to category-leading customers in 2022. We are proud of our team’s execution toward the creation of our first-of-a-kind production line. Simply put, the world’s next-generation products are starved for higher energy density batteries. Our team is focused on making a step change in energy density a reality. As a result of our business combination with RSVAC ,we are entering the second half of this year with significant financial strength, one that we will use to expand our revenue funnel, create two efficient high-volume manufacturing Fabs, and continue to develop batteries with unparalleled energy density. [PHOTO HARROLD RUST] [SIGNATURE HARROLD RUST] Harrold Rust, CEO & Co-Founder [PHOTO STEFFEN PIETZKE] [SIGNATURE STEFFEN PIETZKE] Steffen Pietzke, CFO Quarterly Conference Call and Webcast Tuesday, August 10 / 2 p.m. PT / 5 p.m. ET IR WEBSITE: ir.enovix.com DIAL-IN: 1-833-865-1567, passcode: 9483164 6 Letter to Our Shareholders Q2 2021 [ENOVIX LOGO]

Enovix Corporation Consolidated Balance Sheets (In Thousands, Except Share and per Share Amounts) DRAFT 11.0 7 Enovix Corporation Consolidated Balance Sheets (In Thousands, Except Share and per Share Amounts) June 30, December 31, 2021 2020 Assets Current assets: Cash and cash equivalents $ 4,951 $ 29,143 Deferred contract costs 4,280 2,955 Prepaid expenses and other current assets 1,967 946 Total current assets 11,198 33,044 Property and equipment, net 50,701 31,290 Operating lease, right-of-use assets 6,897 — Deferred contract costs, non-current — 495 Deferred transaction costs 5,725 — Other assets, non-current 141 135 Total assets $ 74,662 $ 64,964 Liabilities, Convertible Preferred Stock and Stockholders’ Deficit Current liabilities: Accounts payable $ 5,458 $ 2,083 Accrued expenses 4,721 1,999 Accrued compensation 1,914 1,268 Deferred revenue 5,495 5,410 Secured promissory note 14,932 — Other liabilities 710 108 Total current liabilities 33,230 10,868 Deferred rent, non-current — 1,567 Convertible preferred stock warrants — 15,995 Operating lease liabilities, non-current 9,447 — Deferred revenue, non-current 1,100 85 Other liabilities, non-current 265 233 Total liabilities 44,042 28,748 Commitments and Contingencies (Note 7) Convertible preferred stock, $0.001 par value Authorized shares of 334,713,204; issued and outstanding shares of 334,531,360 and 324,370,424; and aggregate liquidation preference of $222,799 and $205,372 as of June 30, 2021 and December 31, 2020, respectively 222,933 202,056 Stockholders’ deficit: Common stock, $0.001 par value; authorized shares of 497,000,000; issued and outstanding shares of 104,597,618 and 93,986,381 as of June 30, 2021 and December 31, 2020, respectively 70 65 Additional paid-in-capital 45,363 41,373 Accumulated deficit (237,746) (207,278) Total stockholders’ deficit (192,313) (165,840) Total liabilities, convertible preferred stock and stockholders’ deficit $ 74,662 $ 64,964 Enovix equipment demonstration at our analyst day July 15, 2021 7 Letter to Our Shareholders Q2 2021 [ENOVIX LOGO]

Enovix Corporation Condensed Consolidated Statements of Operations (Unaudited) (In Thousands, Except Share and per Share Amounts) DRAFT 11.0 8 Enovix Corporation Condensed Consolidated Statements of Operations (Unaudited) (In Thousands, Except Share and per Share Amounts) Three Months Ended June 30, Six Months Ended June 30, 2021 2020 2021 2020 Operating expenses: Cost of revenue $ 112 $ 858 $ 1,743 $ 1,229 Research and development 9,523 3,230 15,112 5,635 Selling, general and administrative 4,548 1,280 8,709 2,280 Total operating expenses 14,183 5,368 25,564 9,144 Loss from operations (14,183) (5,368) (25,564) (9,144) Other income (expense): Change in fair value of convertible preferred stock warrants — 209 (4,781) 275 Issuance of convertible preferred stock warrants — — — (1,476) Change in fair value of convertible promissory notes — — — (2,422) Interest expense (135) — (135) (107) Other income, net 15 9 12 42 Total other (expense) income, net (120) 218 (4,904) (3,688) Net loss $ (14,303) $ (5,150) $ (30,468) $ (12,832) Net loss per share, basic and diluted $ (0.21) $ (0.09) $ (0.45) $ (0.21) Weighted average number of common shares outstanding, basic and diluted 69,029,099 60,315,795 67,828,958 60,015,903 Enovix equipment demonstration at our analyst day July 15, 2021 8 | Letter to Our Shareholders 8 Letter to Our Shareholders Q2 2021 [ENOVIX LOGO] [GRAPHIC]

Enovix Corporation Condensed Consolidated Statements of Cash Flows (Unaudited) (In Thousands) DRAFT 11.0 9 Enovix Corporation Condensed Consolidated Statements of Cash Flows (Unaudited) (In Thousands) Six Months Ended June 30, 2021 2020 Cash flows from operating activities: Net loss $ (30,468) $ (12,832) Adjustments to reconcile net loss to net cash used in operating activities Depreciation 375 289 Stock-based compensation expense 3,675 116 Changes in fair value of convertible preferred stock warrants 4,781 (275) Issuance of convertible preferred stock warrants (non-cash) — 1,476 Change in fair value of convertible promissory notes — 2,422 Interest expense (non-cash) — 107 Changes in operating assets and liabilities: Prepaid expenses and other assets 493 91 Deferred contract costs (693) (1,361) Accounts payable 3,904 (154) Accrued expenses and compensation 1,592 237 Deferred revenue 1,100 155 Other liabilities 99 397 Net cash used in operating activities (15,142) (9,332) Cash flows from investing activities: Purchase of property and equipment (20,573) (11,543) Net cash used in investing activities (20,573) (11,543) Cash flows from financing activities: Proceeds from issuance of convertible preferred stock, net — 39,213 Proceeds from exercise of convertible preferred stock warrants 102 — Proceeds from the exercise of stock options 163 — Repurchase of unvested restricted common stock (10) — Proceeds from secured promissory notes and converted promissory notes 14,910 1,628 Payments of Business Combination share issuance costs (3,592) — Net cash provided by financing activities 11,573 40,841 Change in cash, cash equivalents, and restricted cash (24,142) 19,966 Cash and cash equivalents and restricted cash, beginning of period 29,218 10,301 Cash and cash equivalents, and restricted cash, end of period $ 5,076 $ 30,267 Supplemental cash flow data (Non-cash): Accrued purchase of property and equipment $ 2,298 $ 5,053 Accrued purchase of transaction costs 2,133 — Conversion of promissory notes to convertible preferred stock — 8,073 Settlement of accrued interest expense through conversion of promissory notes to convertible preferred stock — 130 Issuance of convertible preferred stock warrants — 1,476 Enovix equipment demonstration at our analyst day July 15, 2021 9 Letter to Our Shareholders Q2 2021 [ENOVIX LOGO]

Net Loss to Adjusted EBITDA While we prepare our condensed consolidated financial statements in accordance with GAAP, we also utilize and present certain financial measures that are not based on GAAP. We refer to these financial measures as “Non- GAAP” financial measures. In addition to our financial results determined in accordance with GAAP, we believe that EBITDA and Adjusted EBITDA are useful measures in evaluating its financial and operational performance distinct and apart from financing costs, certain non-cash expenses and non-operational expenses. These Non-GAAP financial measures should be considered in addition to results prepared in accordance with GAAP but should not be considered a substitute for or superior to GAAP. We endeavor to compensate for the limitation of the Non-GAAP financial measures presented by also providing the most directly comparable GAAP measures. We use Non-GAAP financial information to evaluate our ongoing operations and for internal planning, budgeting and forecasting purposes. We believe that Non-GAAP financial information, when taken collectively, may be helpful to investors in assessing its operating performance and comparing its performance with competitors and other comparable companies. You should review the reconciliations below but not rely on any single financial measure to evaluate our business. “EBITDA” is defined as earnings (net loss) adjusted for interest expense; income taxes; depreciation expense, and amortization expense. “Adjusted EBITDA” includes additional adjustments to EBITDA such as stock-based compensation expense; change in fair value of convertible preferred stock warrants and convertible promissory notes; and other special items as determined by management which it does not believe to be indicative of its underlying business trends. Below is a reconciliation of net loss on a GAAP basis to the Non-GAAP EBITDA and Adjusted EBITDA financial measures for the periods presented below: 10 While we prepare our condensed consolidated financial statements in accordance with GAAP, we also utilize and presents certain financial measures that are not based on GAAP. We refer to these financial measures as “Non-GAAP” financial measures. In addition to our financial results determined in accordance with GAAP, we believe that EBITDA and Adjusted EBITDA are useful measures in evaluating its financial and operational performance distinct and apart from financing costs, certain non-cash expenses and non-operational expenses. These Non-GAAP financial measures should be considered in addition to results prepared in accordance with GAAP but should not be considered a substitute for or superior to GAAP. We endeavor to compensate for the limitation of the Non-GAAP financial measures presented by also providing the most directly comparable GAAP measures. We use Non-GAAP financial information to evaluate our ongoing operations and for internal planning, budgeting and forecasting purposes. We believe that Non-GAAP financial information, when taken collectively, may be helpful to investors in assessing its operating performance and comparing its performance with competitors and other comparable companies. You should review the reconciliations below but not rely on any single financial measure to evaluate our business. “EBITDA” is defined as earnings (net loss) adjusted for interest expense; income taxes; depreciation expense, and amortization expense. “Adjusted EBITDA” includes additional adjustments to EBITDA such as stock-based compensation expense; change in fair value of convertible preferred stock warrants and convertible promissory notes; and other special items as determined by management which it does not believe to be indicative of its underlying business trends. Below is a reconciliation of net loss on a GAAP basis to the Non-GAAP EBITDA and Adjusted EBITDA financial measures for the periods presented below: Three Months Ended June 30, Six Months Ended June 30, 2021 2020 2021 2020 Net loss $ (14,303) $ (5,150) $ (30,468) $ (12,832) Interest expense 135 — 135 107 Depreciation and amortization 234 145 375 289 EBITDA (13,934) (5,005) (29,958) (12,436) Stock-based compensation 2,120 58 3,675 116 Change in fair value of convertible preferred stock warrants — (209) 4,781 (275) Issuance of convertible preferred stock warrants — — — 1,476 Change in fair value of convertible promissory notes — — — 2,422 Adjusted EBITDA $ (11,814) $ (5,156) $ (21,502) $ (8,697) Free Cash Flow Below is a reconciliation of Net cash used in operating activities to the Free Cash Flow financial measures for the periods presented below (in thousands): DRAFT 11.0 Free Cash Flow Below is a reconciliation of Net cash used in operating activities to the Free Cash Flow financial measures for the periods presented below (in thousands): Six Months Ended June 30, 2021 2020 Net cash used in operating activities $ (15,142) $ (9,332) Capital (expenditures) (20,573) (11,543) Free Cash Flow (1) $ (35,715) $ (20,875) (1) We define “Free Cash Flow” as (i) Net cash from operating activities less (ii) capital expenditures, net of proceeds from disposals of property and equipment, all of which are derived from Legacy Enovix’s condensed consolidated statements of cash flow. The presentation of non-GAAP Free Cash Flow is not intended as an alternative measure of cash flows from operations, as determined in accordance with GAAP. We believe that this financial measure is useful to investors because it provides investors to view our performance using the same tool that we use to gauge our progress in achieving our goals and it is an indication of cash flow that may be available to fund investments in future growth initiatives. Management’s Use of Non-GAAP Financial Measures Enovix equipment demonstration at our analyst day July 15, 2021 (1) We define “Free Cash Flow” as (i) Net cash from operating activities less (ii) capital expenditures, net of proceeds from disposals of property and equipment, all of which are derived from Legacy Enovix’s condensed consolidated statements of cash flow. The presentation of non-GAAP Free Cash Flow is not intended as an alternative measure of cash flows from operations, as determined in accordance with GAAP. We believe that this financial measure is useful to investors because it provides investors to view our performance using the same tool that we use to gauge our progress in achieving our goals and it is an indication of cash flow that may be available to fund investments in future growth initiatives. 10 Letter to Our Shareholders Q2 2021 [ENOVIX LOGO]

Management’s Use of Non-GAAP Financial Measures EBITDA, Adjusted EBITDA and Free Cash Flow are intended as supplemental financial measures of Enovix’s performance that are neither required by, nor presented in accordance with GAAP. Enovix believes that the use of EBITDA, Adjusted EBITDA and Free Cash Flow provides an additional tool for investors to use in evaluating ongoing operating results, trends, and in comparing its financial measures with those of comparable companies, which may present similar Non-GAAP financial measures to investors. However, you should be aware that when evaluating EBITDA, Adjusted EBITDA, and Free Cash Flow, Enovix may incur future expenses similar to those excluded when calculating these measures. In addition, the presentation of these measures should not be construed as an inference that its future results will be unaffected by unusual or nonrecurring items. Enovix’s computation of EBITDA, Adjusted EBITDA, and Free Cash Flow may not be comparable to other similarly titled measures computed by other companies, because all companies may not calculate EBITDA, Adjusted EBITDA and Free Cash Flow in the same fashion. Forward-Looking Statements This letter to shareholders contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, about us and our industry that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or Enovix’s future financial or operating performance. In some cases, you can identify forward- looking statements because they contain words such as “believe”, “will”, “may”, “estimate”, “continue”, “anticipate”, “intend”, “should”, “plan”, “expect”, “predict”, “could”, “potentially”, “target”, “project”, “believe”, “continue” or the negative of these terms or similar expressions. Forward- looking statements in this letter to shareholders include, but are not limited to, statements regarding our financial and business performance, our ability to meet milestones and deliver on our objectives and expectations, our ability to scale, our use of proceeds from the business combination with RSVAC, statements regarding our planned investments and the potential returns on those investments, the future demand for our lithium-ion battery solutions, our ability to achieve market acceptance for our products, the implementation and success of our business model and growth strategy, statements regarding our expectations regarding market opportunity and the expansion of our customer base, and our ability to meet the expectations of new and current customers. Actual results could differ materially from these forward-looking statements as a result of certain risks and uncertainties, including, without limitation, the risks set forth under the caption “Risk Factors” in the Registration Statement on Form S-1 (No. 333-258358) that Enovix filed with the Securities and Exchange Commission (the “SEC”) on August 2, 2021, and other documents Enovix has filed, or that Enovix will file, with the SEC. Any forward-looking statements made by Enovix in this letter to shareholders speak only as of the date on which they are made and subsequent events may cause these expectations to change. Enovix disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise, except as required by law. 11 Letter to Our Shareholders Q2 2021 [ENOVIX LOGO]